Exhibit 10.1

[CORPORATE CAPITAL TRUST, INC. LETTERHEAD]

September 12, 2011

CNL Fund Advisors Company 450 S. Orange Avenue Orlando, FL 32801		KKR Asset Management LLC 555 California Street, 50th Floor San Francisco, CA 94104
Attention:	Paul S. Saint-Pierre Chief Financial Officer	Attention:	William C. Sonneborn Chief Executive Officer

RE:	Amendment 1 to Expense Support and Conditional

Reimbursement Agreement Dated as of June 7, 2011

Ladies and Gentlemen:

This letter confirms our intent that, in accordance with Section 4.4 thereof, the above-referenced agreement among us (the “Agreement”) is hereby amended as follows:

1.	The reference to “September 30, 2011” in Section 1 of the Agreement is hereby deleted, and “December 31, 2011” is inserted in the place of such deleted reference.

2.	All references in the Agreement to “Agreement” shall be deemed to mean the Agreement as modified by this letter. This letter shall be deemed incorporated into and to form part of the Agreement. Except as modified hereby, the Agreement remains in full force and effect in accordance with its terms.

If the foregoing accurately reflects our agreement, please indicate your acceptance hereof by countersigning a copy of this letter and returning a counterpart of such copy to the attention of the undersigned. Thank you.

Sincerely,

/s/ Andrew A. Hyltin
Andrew A. Hyltin
President and Chief Executive Officer

AGREED AND ACCEPTED:		AGREED AND ACCEPTED:

CNL FUND ADVISORS COMPANY		KKR ASSET MANAGEMENT LLC

By:	/s/ Paul S. Saint-Pierre	By:	/s/ William C. Sonneborn
Name:	Paul S. Saint-Pierre	Name:	William C. Sonneborn
Title:	Chief Financial Officer	Title:	Chief Executive Officer